UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Fund, Inc.

(Exact name of Registrant as specified in charter)

470 Park Avenue South,

New York, NY 10016

(Address of principal executive offices)

(646) 291-2300

(Registrant’s telephone number, including area code)

Jay Kesslen

Horizon Kinetics, LLC

470 Park Avenue South

New York, NY 10016

(Name and address of agent for service of process)

(646) 291-2300

(Agent’s telephone number, including area code)

Date of fiscal year end: December 31

June 30, 2023

(Date of reporting period)

Item 1. Annual Report to Shareholders

RENN Fund, Inc.

Semi-Annual Report

June 30, 2023

RENN Fund, Inc.

TABLE OF CONTENTS
June 30, 2023

Shareholder Letter	1
Consolidated Financial Statements:
Consolidated Schedule of Investments	2
Consolidated Statement of Assets and Liabilities	5
Consolidated Statement of Operations	6
Consolidated Statements of Changes in Net Assets	7
Consolidated Statement of Cash Flows	8
Consolidated Financial Highlights	9
Consolidated Notes to Financial Statements	10
Other Information	20
Service Providers	21

RENN Fund, Inc.

Shareholder Letter

June 30, 2023 (Unaudited)

Dear Shareholders,

We are pleased to present the Renn Fund Inc. (“Fund”) Semi-Annual Report for the six-month period ending June 30, 2023. The portfolio remains concentrated in companies which we believe represent attractive investment opportunities that are not overly dependent upon the performance of the broader equity market. Though the broader equity markets generated strong returns in the first half of the year, we believe that the investment landscape remains challenging and that the current valuation of major index constituents implies both lower interest rates and robust earnings growth. Given that the Federal Reserve continues to target lower inflation and higher unemployment via its policies, it is extremely difficult to envision a scenario with both robust corporate profit growth and lower interest rates. As a result, we believe that strong equity returns will need to come from idiosyncratic sources.

The top three holdings in the Fund, Apyx Medical Corp., Texas Pacific Land Corp., and Fitlife Brands Inc., had mixed returns in the first half of the year, with Texas Pacific falling, and Apyx and Fitlife shares rising.

In 2022, Apyx suffered a setback when the FDA issued a “Safety Communication” related to the use of the advanced energy products for non-indicated procedures. On May 10, 2023, FDA posted an update to this communication, providing clearance for Renuvion, its primary commercialized advanced energy product, for these indications, and, in the company’s view, addressing the issues set forth in the 2022 Safety Communication. While revenues in the first half of 2023 continued to reflect the disruption related to the Safety Communication, they have begun to recover, and the company revised guidance upward in the Q1 2023 financial results press release. We believe that the shares will re-rate higher as the company approaches positive cash flow generation.

Texas Pacific’s shares fell along with energy (oil and gas) prices overall. In addition, a protracted proxy dispute has created an overhang on the stock price. We expect that, when this resolves, the shares will no longer discount the costly legal expenses and operational uncertainty associated with the dispute. Furthermore, we believe that global energy markets are structurally undersupplied, while the market is overly concerned with the weaker energy consumption related to a potential recession, and electrification initiatives. There have been negative surprises in terms of supply resilience this year, notably from sanctioned Russian and Iranian fields, and demand weakness in China. We are confident that these temporary factors obscure structural supply insufficiencies. Once these become apparent to the market, there is an asymmetrical upside potential for energy prices. Texas Pacific has a distinct asset base of mineral and surface land holdings in the most prolific energy field in the western world. We believe that this region of Texas will prove to be a fulcrum in global energy balances for decades to come.

FitLife brands continues to execute on its turnaround strategy, focused on higher margin, sustainable growth. This included an announcement on February 28th of the completion of its acquisition of Mimi’s Rock Corp, a health supplements and skin care company based in Ontario, Canada. The company reported expanded revenues in the 2022 year relative to 2021, as it increased its focus on diversifying its sales channels away from reliance on retailers such as GNC and toward online and other direct to consumer channels. The company’s Q1 2023 results also showed increased year over year revenues. On June 20, the company announced that it had submitted an application for the listing of its common stock on the Nasdaq Capital Market. We believe that the company is still in the early stages of its transformation.

The balance of the portfolio is allocated to other unique companies that we believe can drive shareholder returns regardless of the macroeconomic environment. This is based on high-quality, long- lived assets and undemanding valuations. The broader market continues to price in a sanguine scenario of profit growth and lower rates, which translates into high valuations. Conversely, many hard asset companies are similarly priced for this reversion to a 2019 scenario, but with overly discounted assumptions on current profitability. We prefer to gain inexpensive exposure to a new economic environment for a variety of reasons and are comfortable being at odds with consensus positioning. We continue to hold a sizeable cash balance given macroeconomic uncertainty, although we remain eager to allocate capital as capital markets conditions permit.

RENN Fund, Inc.

Consolidated Schedule of Investments

As of June 30, 2023 (Unaudited)

Shares or Principal Amount	Company	Cost	Value
	MONEY MARKET FUNDS – 32.79%
87,305	Fidelity Government Cash Reserves Portfolio - Institutional Class, 4.51%	$87,305	$87,305
4,740,354	Fidelity Investment Money Market Funds Government Portfolio - Institutional Class, 4.72%	4,740,354	4,740,354

	Total Money Market Funds	4,827,659	4,827,659

	CONVERTIBLE BONDS – 0.00%
	Oil and Gas – 0.00%
0	PetroHunter Energy Corporation 8.50% Maturity 12/31/2014(1)(2)(5)	540,225	—

	Total Convertible Bonds	540,225	—

	COMMON EQUITIES – 65.66%
	Accomodations – 0.54%
4,050	Civeo Corp.(2)	149,418	78,894

	Aerospace & Defense – 0.03%
20	Boeing Co.(2)	4,267	4,223

	Asset Management – 1.16%
973	Associated Capital Group, Inc. - Class A	40,594	34,444
7,098	Gamco Investors, Inc.	189,620	135,998
		230,214	170,442

	Communication Services – 0.01%
100	Rumble, Inc.(2)	1,206	892

	Hospitality – 0.74%
5,500	Carnival Corp.(2)	71,677	103,565
50	Royal Caribbean Ltd.(2)	2,940	5,187
		74,617	108,752

	Marine Shipping – 0.08%
300	Clarkson PLC(4)	16,197	11,278

	Metal Mining – 3.63%
580	Franco-Nevada Corp.	83,192	82,708
18,650	Mesabi Trust	513,309	380,647
1,640	Wheaton Precious Metals Corp.	68,954	70,881
		665,455	534,236
	COMMON EQUITIES – 65.66% (Continued)
	Medicinal Chemicals and Botanical Products – 8.39%
77,228	FitLife Brands, Inc.(2)	$9,131,688	$1,235,648

	Oil and Gas – 22.30%
19,315	Permian Basin Royalty Trust	299,138	481,522
808,445	PetroHunter Energy Corporation(1)(2)(5)	101,056	—
16,300	PrairieSky Royalty Ltd.(4)	206,969	284,955
100	Sabine Royalty Trust	8,002	6,594
1,908	Texas Pacific Land Corp.	1,079,739	2,511,882
		1,694,904	3,284,953

	Other Financial Investment Activities – 0.54%
1	Morgan Group Holding Co.(2)	16	1
26,700	Urbana Corp.(4)	83,794	79,407
		83,810	79,408

	Real Estate – 0.22%
1,900	Tejon Ranch(2)	35,077	32,699

	Securities and Commodity Exchanges – 1.76%
685	Cboe Global Markets, Inc.	80,892	94,537
204	CME Group, Inc.	46,086	37,799
240	Intercontinental Exchange, Inc.	30,806	27,139
14,000	Miami International Holdings, Inc.(1)(2)(3)	105,000	99,120
		262,784	258,595

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 0.94%
7,200	Grayscale Bitcoin Trust(2)	277,162	138,168

	Live Sports (Spectator Sports) – 1.90%
5,091	Big League Advance, LLC.(1)(2)(3)	280,000	280,005

	Surgical & Medical Instruments & Apparatus – 21.00%
615,000	Apyx Medical Corp.(2)	1,470,958	3,093,450

	Technology Services – 2.42%
1,048	CACI International, Inc. – Class A. (2)	296,485	357,200

	Total Common Equities	14,674,242	9,668,843

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of June 30, 2023 (Unaudited)

Shares or Principal Amount	Company	Cost	Value
	EXCHANGE TRADED FUNDS – 0.06%
100	ProShares Short VIX Short-Term Futures ETF(2)	$5,807	$8,468

	Total Exchange Traded Funds	5,807	8,468

	OPEN ENDED MUTUAL FUNDS – 0.10%
0	Kinetics Spin-Off and Corporate Restructuring Fund(6)	13,167	14,947

	Total Open Ended Mutual Funds	13,167	14,947

	PREFERRED STOCKS – 1.26%
30,966	Diamond Standard, Inc.(1)(2)(3)	185,798	185,798

	Total Preferred Stocks	185,798	185,798

	WARRANTS – 0.02%
	Diamond Standard, Inc., Exercise Price: $9.00,
837	Expiration Date: January 15, 2026(1)(2)(3)	—	13
	Miami International Holdings, Inc., Exercise Price: $7.50,
2,132	Expiration Date: March 31, 2026(1)(2)(3)	—	2,921

	Total Warrants	—	2,934

TOTAL INVESTMENTS – 99.89%		20,246,898	14,708,649
OTHER ASSETS LESS LIABILITIES – 0.11%			16,081
NET ASSETS – 100.00%			$14,724,730

Shares or Principal Amount	Company	Proceeds	Value
	SECURITIES SOLD SHORT – 0.01%
	EXCHANGE TRADED FUNDS – 0.01%
(2)	Convexity Shares 1X Spikes Futures ETF(2)	$(29)	$(19)
(35)	Direxion Daily Gold Miners Index Bear 2X Shares ETF	(455)	(424)
(50)	Direxion Daily Junior Gold Miners Index Bear 2X Shares ETF(2)	(358)	(354)
(5)	ProShares Ultra VIX Short-Term Futures ETF(2)	(1,062)	(92)
(7)	ProShares VIX Short-Term Futures ETF(2)	(304)	(175)
(1)	2X Long VIX Futures ETF(2)	(12)	(4)

	Total Exchange Traded Funds	(2,218)	(1,069)

	EXCHANGE TRADED NOTES – 0.00%
(13)	iPath Series B S&P VIX Short-Term Futures ETN(2)	(554)	(325)

	Total Exchange Traded Funds	(554)	(325)

	TOTAL SECURITIES SOLD SHORT – 0.01%	$(2,772)	$(1,394)

(1)	See Annual Report Note 5 - Fair Value Measurements.

(2)	Non-Income Producing.

(3)	Big League Advance, LLC., Diamond Standard, Inc. and Miami International Holdings, Inc. are each currently a private company. These securities are illiquid and valued at fair value.

(4)	Foreign security denominated in U.S. Dollars.

(5)	The PetroHunter Energy Corporation (“PetroHunter”) securities are in bankruptcy. The securities are valued at fair value.

(6)	Affiliated security, given that the security is managed by the same Investment Advisor as the Fund.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of June 30, 2023 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Money Market Funds	32.79%
Convertible Bonds	0.00%
Common Equities
Accommodations	0.54%
Aerospace & Defense	0.03%
Asset Management	1.16%
Communication Services	0.01%
Hospitality	0.74%
Marine Shipping	0.08%
Metal Mining	3.63%
Medicinal Chemicals and Botanical Products	8.39%
Oil and Gas	22.30%
Other Financial Investment Activities	0.54%
Real Estate	0.22%
Securities and Commodity Exchanges	1.76%
Securities, Commodity Contracts and Other Financial Investments and Related Activities	0.94%
Live Sports (Spectator Sports)	1.90%
Surgical & Medical Instruments & Apparatus	21.00%
Technology Services	2.42%
Total Common Equities	65.66%
Exchange Traded Funds	0.06%
Open Ended Mutual Funds	0.10%
Preferred Stocks	1.26%
Warrants	0.02%
Total Investments	99.89%
Liabilities Less Other Assets	0.11%
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

ASSETS
Investments in securities, at value:
Unaffiliated investments (cost $20,233,731)	$14,687,843
Affiliated investments (cost $13,167)	20,806
Cash	42,940
Cash held at broker	6,431
Receivables:
Securities sold	3,492
Dividends and interest receivable	23,171
Prepaid expenses and other assets	24,026
Total assets	14,808,709

LIABILITIES
Securities sold short, at value (proceeds $2,772)	1,394
Payables:
Fund administration and accounting fees	22,711
Auditing fees	20,364
Printing and postage	14,574
Legal expense	7,700
Custody fees	7,214
Transfer agent fees and expenses	5,900
Investment securities purchased	3,554
Accrued other expenses	568
Total liabilities	83,979

NET ASSETS	$14,724,730

Paid-in-capital	33,252,612
Total accumulated deficit	(18,527,882)
NET ASSETS	$14,724,730

Shares outstanding no par value (unlimited shares authorized)	7,015,786

Net asset value, offering and redemption price per share	$2.10

Market Price Per Common Share	$1.81

Market Price (Discount) to Net Asset Value Per Common Share	(13.81)%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

INVESTMENT INCOME
Income
Dividends from unaffiliated investments (net of withholding tax of $1,654)	$25,971
Interest	111,546
Total investment income	137,517

Expenses
Fund accounting and administration fees	44,821
Shareholder reporting fees	20,178
Transfer agent fees and expenses	20,057
Professional fees	16,364
Stock exchange listing fees	8,679
Custody fees	8,056
Miscellaneous expenses	5,787
Insurance fees	1,417
Total expenses	125,359
Net investment loss	12,158

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Unaffiliated Investments	16,867
Securities sold short	235
Currency gain (loss)	64
Net realized gain	17,166
Net change in unrealized appreciation/depreciation on:
Unaffiliated Investments	(127,348)
Affiliated Investments	(5,859)
Securities sold short	271
Foreign currency translations	(10)
Net change in unrealized appreciation/depreciation	(132,946)
Net realized and unrealized loss	(115,780)

Net Decrease in Net Assets from Operations	$(103,622)

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment loss	$12,158	$(18,442)
Net realized gain on investments, securities sold short, long term capital gain on mutual fund and foreign currency transactions	17,166	1,730
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	(132,946)	(4,215,748)
Net increase (decrease) resulting from operations	(103,622)	(4,232,460)

Distributions to Shareholders
From net investment income	—	(24,864)
Net decrease resulting from distributions	—	(24,864)

Capital Transactions
Proceeds from shares issued(1)	—	2,106,383
Net increase resulting from capital transactions	—	2,106,383

Total increase (decrease) in net assets	(103,622)	(2,150,941)

Net Assets
Beginning of period	14,828,352	16,979,293
End of period	$14,724,730	$14,828,352

Capital Share Activity
Shares issued	—	1,063,830
Shares reinvested	—	—
Shares redeemed	—	—
Net increase in capital shares	—	1,063,830

(1)	Includes $171,162 which represents the market value of securities transferred in kind.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2023 (Unaudited)

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(103,622)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Change in money market funds, net	79,459
Purchase of investment securities	(236,589)
Proceeds from sale of investment securities	135,717
Increase in investments securities sold	(3,492)
Proceeds from securities sold short	1,605
Cover short securities	(25)
Return of capital received	1,106
Increase in dividends and interest receivable	(3,186)
Increase in prepaid expenses and other assets	(23,622)
Increase in investment securities purchased payable	5,276
Decrease in accrued expenses	(16,586)
Net change in unrealized appreciation/depreciation on unaffiliated securities	138,795
Net change in unrealized appreciation/depreciation on affiliated mutual fund	(5,859)
Net realized gain on investments and securities sold short	(17,102)

Net cash used for operating activities	(48,125)

Net decrease in cash	(48,125)

Cash and cash equivalents
Beginning cash balance	92,205
Beginning cash held at broker	5,291
Total beginning cash and cash equivalents	97,496

Ending cash balance	42,940
Ending cash held at broker	6,431
Total ending cash and cash equivalents	$49,371

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Financial Highlights

For a capital share outstanding throughout each period
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
	(Unaudited)		2022		2021	2020	2019		2018
Net asset value, beginning of period	$2.11		$2.85		$1.99	$2.08	$1.90		$1.47
Income from Investment Operations:
Net investment loss(1)	(0.00	)(2)	(0.00	)(2)	(0.03)	(0.03)	(0.02)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.01)		(0.65)		0.91	(0.06)	0.40		0.47
Total from investment operations	(0.01)		(0.65)		0.88	(0.09)	0.38		0.43

Less Distributions:
From net investment income	—		0.00	(2)	(0.02)	—	—		—
Total distributions	—		0.00		(0.02)	—	—		—

Capital Share Transactions
Dilutive effect of rights offering	—		(0.09	)(7)	—	—	(0.20	)(3)	—

Net asset value, end of period	$2.10		$2.11		$2.85	$1.99	$2.08		$1.90
Per-share market value, end of period	$1.81		$1.81		$2.65	$1.71	$1.64		$1.49

Total net asset value return(4)	(0.47	%)(5)	(25.82%)		44.40%	(4.33%)	9.47%		29.25%
Total market value return(4)	0.00	%(5)	(31.62%)		56.40%	4.25%	10.07%		(0.93%)

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$14,725		$14,828		$16,979	$11,858	$12,356		$8,476

Ratio of expenses to average net assets	1.72	%(6)	1.55%		1.45%	2.35%	2.03%		2.89%
Ratio of net investment loss to average net assets	0.17	%(6)	(0.12%)		(1.01%)	(1.64%)	(0.98%)		(2.06%)

Portfolio turnover rate	3	%(5)	2%		14%	1%	1%		12%

(1)	Based on average shares outstanding for the period.

(2)	Rounds to less than 0.005.

(3)	Represents the impact of the Fund’s rights offering of 1,487,989 common shares in February 2019 at a subscription price based on a formula. See Note 11 for more information.

(4)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Not Annualized.

(6)	Annualized.

(7)	Represents the impact of the Fund’s rights offering of 1,063,830 common shares in January 2022 at a subscription price based on a formula. See Note 11 for more information.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Notes to Financial Statements

As of June 30, 2023 (Unaudited)

Note 1 – Organization

RENN Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide shareholders with above-market rates of return through capital appreciation and income by a long-term, value oriented investment process that invests in a wide variety of financial instruments, including but not limited to, common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds and exchange traded notes, and other instruments. In addition, the Fund may sell short stocks, exchange traded funds and exchange traded notes.

Horizon Kinetics Asset Management LLC (“Horizon” or the “Investment Advisor”), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics LLC (“Horizon Kinetics”), serves as the Fund’s investment manager and is responsible for the Fund’s investment portfolio, subject to the supervision of the Board of Directors. Horizon has served as the Fund’s investment advisor since July 1, 2017.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(a) Consolidation of Subsidiary

On December 5, 2017, The Renn Fund, Inc. (Cayman) (the “Subsidiary”) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of June 30, 2023 total assets of the Fund were $14,808,709, of which $865,928, or approximately 5.85%, represented the Fund’s ownership of the Subsidiary.

The Fund can invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked, bitcoin, and other cryptocurrency linked instruments consistent with the Fund’s investment objectives and policies. By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However the Fund wholly owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and net capital gains will be included each year in the Fund’s investment company taxable income.

(b) Valuation of Investments

All investments are stated at their estimated fair value, as described in Note 5.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2023 (Unaudited)

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Fund follows the provisions of Accounting Standards Codification ASC 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), which requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2018 through 2022, and as of and during the six months ended June 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities may be segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2023 (Unaudited)

(g) Short-Term Investments

The Fund invested a significant amount (32.79% of its net assets as of June 30, 2022) in the Fidelity Investment Money Market Government Portfolio Fund (“FIGXX”). FIGXX normally invests at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. FIGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FIGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FIGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FIGXX.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2023 annual report of Fidelity Investment Money Market Government Portfolio Fund was 0.18%.

Note 3 – Principal Investment Risks

Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund. The below does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.

Liquidity Risks: The Investment Advisor may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the advisor deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Private Issuer Risks: In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of our Investment Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Advisor is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Interest Rate Risk: When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Distressed Debt Risks: An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantial delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

Bitcoin Risk: The value of the Fund’s investment in the Grayscale Bitcoin Trust is subject directly to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2023 (Unaudited)

that could adversely affect the Fund’s direct investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

Short-Selling Risk: The Fund can sell securities short to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”). A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund may incur interest or other expenses in selling securities short and such expenses are investment expenses of the Fund.

Investments in Leveraged/Inverse ETFs and ETNs: The Fund may invest long or short in leveraged/inverse ETFs and ETNs. Leveraged/inverse ETFs and ETNs are designed for investors who seek leveraged long or leveraged inverse exposure, as applicable, to the daily performance of an index. These instruments do not guarantee any return of principal and do not pay any interest during their term. In general, investors will be entitled to receive a cash payment, upon early redemption or upon acceleration, as applicable, that will be linked to the performance of an underlying index, plus a daily accrual and less a daily investor fee. Investors should be willing to forgo interest payments and, if the index on which the ETF or ETN is based declines or increases, as applicable, be willing to lose up to 100% of their investment. In many instances a leveraged or inverse ETF or ETN will seek to provide an investor with a corresponding multiple of the index it tracks (e.g., a three times leveraged long ETF that tracks the S&P 500 Index seeks to provide investors with three times the positive rate of return of the S&P 500 Index on a daily basis). Such ETFs and ETNs are very sensitive to changes in the level of their corresponding index, and returns may be negatively impacted in complex ways by the volatility of the corresponding index on a daily or intraday basis.

Note 4 – Investment Advisory Agreement

The Fund entered in to an Investment Advisor Agreement (the “Agreement”) with Horizon. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

Note 5 – Fair Value Measurements

Investments are carried at fair value, as determined in good faith by Horizon, the Fund’s Board of Directors’ valuation designee. The fair values reported are subject to various risk including changes in the equity markets, general economic conditions, and the financial performance of the companies. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the fair value of investment securities, it is possible that the amounts reported in the accompanying financial statements could change materially in the near term.

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities, and warrants. These securities may be unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2023 (Unaudited)

On a daily basis, as is necessary, Horizon prepares a valuation to determine fair value of the investments of the Fund. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation. Thinly traded unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation, less a marketability discount as determined appropriate by the Fund Managers and approved by the Board of Directors.

Restricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

The unlisted preferred stock of companies with common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Advisor will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Assets
Convertible Bonds	$—	$—	$—	$—
Common Equities	9,289,718	—	379,125	9,668,843
Exchange Traded Funds	8,468	—	—	8,468
Money Market Funds	4,827,659	—	—	4,827,659
Open Ended Mutual Funds	14,947	—	—	14,947
Preferred Stocks	—	—	185,798	185,798
Warrants	—	—	2,934	2,934
Total Investments	$14,140,792	$—	$567,857	$14,708,649

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2023 (Unaudited)

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Exchange Traded Funds	$1,394	$—	$—	$1,394
Total Liabilities	$1,394	$—	$—	$1,394

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Value
Beginning balance December 31, 2022	$580,379
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	(13,628)
Total realized gain/(loss)	—
Purchases	—
Sales	—
Return of capital distributions	1,106
Transfers out of Level 3 during the period	—
Ending balance June 30, 2023	$567,857

Investments in portfolio companies are being classified as Level 3. At June 30, 2023, Petrohunter Energy Corporation was valued at $0 due to bankruptcy proceedings and thus qualifies as a Level 3 security. As part of the bankruptcy proceedings, the Fund received a payment of $1,105 during the six months ended June 30, 2023, which was treated as a return of capital. Also at June 30, 2023, Big League Advance, LLC., Diamond Standard, Inc., and Miami International Holdings, Inc. were private companies and shares and/or warrants are illiquid, thus qualifying as Level 3 securities. The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for these investments classified as Level 3 as of June 30, 2023:

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Unobservable Input*	Input Range	Valuation Weighted Average of Input	Value at 6/30/23	Impact to Valuation from an Increase in Input**
Petrohunter Energy Corporation
Convertible Bond	Asset Approach	Bankruptcy Recovery	$0.00	$0.00	$0	Increase
Common Stock	Asset Approach	Bankruptcy Recovery	$0.00	$0.00	$0	Increase
Big League Advance, LLC.
Common Stock	Asset Approach	Precedent Transaction	$55.00	$55.00	$280,005	Increase
Diamond Standard, Inc.
Preferred Stock	Asset Approach	Precedent Transaction	$6.00	$6.00	$185,798	Increase
Warrant	Asset Approach	Precedent Transaction	$0.01 - 0.03	$0.02	$13	Increase

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2023 (Unaudited)

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Unobservable Input*	Input Range	Valuation Weighted Average of Input	Value at 6/30/23	Impact to Valuation from an Increase in Input**
Miami International Holdings, Inc.
Common Stock	Asset Approach	Precedent Transaction	$7.07 - $7.87	$7.23	$99,120	Increase
Warrant	Black Scholes Method	Volatility	25%	25%	$2,921	Increase

*

The Investment Advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

**

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise.

Note 6 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities, or any investment which is advised or sponsored by the advisor. In this instance, affiliation is based on the fact that the Kinetics Spin-off and Corporate Restructuring Fund is advised by Horizon, the same Investment Advisor to the Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of June 30, 2023 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

							Dividends and Distributions
Name of Issuer and Title of Issue	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Capital Gains	Income
Kinetics Spin-off and Corporate
Restructuring Fund	$20,806	$—	$—	$—	$(5,859)	$14,947	$—	$—
Total	$20,806	$—	$—	$—	$(5,859)	$14,947	$—	$—

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2023 (Unaudited)

Name of Issuer and Title of Issue	Shares Beginning of Period	Purchases	Sales Proceeds	Stock Split	Shares End of Period
Kinetics Spin-off and Corporate
Restructuring Fund	824	—	—	—	824
Total	824	—	—	—	824

Note 7 – Federal Income Tax Information

At June 30, 2023, gross unrealized appreciation and depreciation on investments and securities sold short, based on cost for federal income tax purposes, were as follows:

Cost of investments	$20,244,162
Gross unrealized appreciation	$3,453,962
Gross unrealized depreciation	(8,990,869)
Net unrealized depreciation	$(5,536,907)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid-in Capital	Distributable Earnings/(Deficit)
$(41,870)	$41,870

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$277
Undistributed long-term capital gains	—
Tax accumulated earnings	277
Accumulated capital and other losses	(13,208,916)
Net unrealized depreciation on investments	(5,215,634)
Net unrealized appreciation on foreign currency translations	13
Total accumulated deficit	$(18,424,260)

As of December 31, 2022, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$136,084
Long-term	13,072,832
$13,208,916

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2023 (Unaudited)

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the tax years ended December 31, 2022 and 2021 were as follows:

Distributions paid from:	2022	2021
Ordinary income	$24,864	$134,526
Net long-term capital gains	—	—
Total distributions paid	$24,864	$134,526

Note 8 – Investment Transactions

For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term investments, were $236,589 and $135,717, respectively. There were no securities sold short or securities covered for the same period.

Note 9 – Borrowings

The Fund has entered into a margin agreement with Fidelity Brokerage Services, LLC, which allows the Fund to borrow money. The margin agreement is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain asset coverage in relation to any borrowed amount.

The Fund did not utilize the Fidelity Brokerage Services LLC margin account during the six months ended June 30, 2023. At June 30, 2023 the Fund had no outstanding borrowings under the margin account.

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Capital Share Transactions

On January 21, 2022, the Fund issued 1,063,830 common shares in connection with a rights offering. Stockholders of record December 10, 2021 were issued non-transferable rights for every share owned on that date. The subscription price was equal to lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the expiration date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration date. The final subscription price was $1.98 per share, which resulted in proceeds to the Fund of $2,106,383, which included securities transferred in kind with a market value of $171,162. Horizon paid all expenses relating to the offering.

On February 14, 2019, the Fund issued 1,487,989 new common shares in connection with a rights offering. Stockholders of record date December 28, 2018 were issued non-transferable rights for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every three rights held, not including additional subscription privileges.

The subscription price was equal to lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the expiration Date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration Date. The final subscription price was $1.47 per share, which resulted in proceeds to the Fund of $2,187,343. Horizon paid all expenses relating to the offering.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2023 (Unaudited)

Note 12 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 13 – New Accounting Pronouncements

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

RENN Fund, Inc.

Other Information

June 30, 2023 (Unaudited)

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. A copy of each such Form N-PORT is available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request by calling collect (646) 495-7330. You may also obtain the description on the Fund’s website at www.horizonkinetics.com

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 495-7330 and on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis. Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested. You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, Equiniti Trust Company, LLC. You may terminate participation by notifying the Plan Agent in writing. If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately. Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, Equiniti Trust Company, LLC., whose telephone number is (718) 921-8200 extension 6412 and whose address is 6201 15th Ave, Brooklyn, NY 11219-5498.

RENN Fund, Inc.

Service Providers

June 30, 2023 (Unaudited)

Corporate Offices

RENN Fund, Inc.
c/o Horizon Kinetics Asset Management LLC — 8th Floor South
470 Park Avenue South
New York, NY 10016
Phone: (646) 291-2300
Fax: (646) 403-3597
Website: www.rencapital.com

Registrar and Transfer Agent

Equiniti Trust Company, LLC
6201 15th Ave.
Brooklyn, NY 11219
Phone: (877) 749-4980 extension 6412

Fund Administrator

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
Phone: (215) 979-8800

Item 1. Annual Report to Shareholders (Continued)

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

See the Semi - Annual Report to Shareholders under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports

Item 9. Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934. Purchases of the Fund’s shares during the six months ended June 30, 2023 by Affiliated Purchasers described in this paragraph are outlined in the table below.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares* (or Units) Purchased	(b) Average Price Paid per Share (of unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2023	8,252	$ 1.84	-	-
February 2023	7,847	1.78	-	-
March 2023	9,415	1.74	-	-
April 2023	7,772	1.78	-	-
May 2023	9,016	1.79	-	-
June 2023	12,926	1.81	-	-

*	Certain Affiliated Purchasers may own shares indirectly through other entities and disclaim beneficial ownership over all or a portion of their shares reported herein.

 Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act. No such proposals were received.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Code of Ethics

Not applicable to semi-annual reports

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer

Date: September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the undersigned on behalf of the Fund and in the capacities and on the date indicated.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer and Chief Financial Officer

Date: September 7, 2023